1 Investor Day 12.04.07 Prudential Financial, Inc. Investor Day December 4, 2007 Prudential Financial, Inc. Investor Day December 4, 2007 Exhibit 99.2

Investor Day 12.04.07
Forward-Looking Statements
Certain of the statements included in this presentation constitute forward-looking statements within the meaning of the U.S. Private
Securities Litigation Reform Act of 1995. It is possible that actual results may differ materially from any expectations or predictions expressed in this presentation. Words such as “expects,” “believes,” “anticipates,” “includes,” “plans,” “assumes,” “estimates,” “projects,”
“intends,” “should,” “will,” “shall,” or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon
Prudential Financial, Inc. and its subsidiaries. There can be no assurance that future developments affecting Prudential Financial, Inc. and its subsidiaries will be those anticipated by management. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: (1) general economic, market and political conditions, including the performance and fluctuations of stock, real estate, and other financial markets; (2) interest rate fluctuations;
(3) reestimates of our reserves for future policy benefits and claims; (4) differences between actual experience regarding mortality, morbidity, persistency, surrender experience, interest rates or market returns and the assumptions we use in pricing our products, establishing liabilities and reserves or for other purposes; (5) changes in our assumptions related to deferred policy acquisition costs, valuation of business acquired or goodwill; (6) changes in our claims-paying or credit ratings; (7) investment losses and defaults;
(8) competition in our product lines and for personnel; (9) changes in tax law; (10) economic, political, currency and other risks relating to our international operations; (11) fluctuations in foreign currency exchange rates and foreign securities markets; (12) regulatory or legislative changes; (13) adverse determinations in litigation or regulatory matters and our exposure to contingent liabilities, including in connection with our divestiture or winding down of businesses; (14) domestic or international military actions, natural or man-made disasters including terrorist activities or pandemic disease, or other events resulting in catastrophic loss of life; (15) ineffectiveness of risk management policies and procedures in identifying, monitoring and managing risks; (16) effects of acquisitions, divestitures and restructurings, including possible difficulties in integrating and realizing the projected results of acquisitions; (17) changes in statutory or U.S. GAAP accounting principles, practices or policies; (18) changes in assumptions for retirement expense; (19) Prudential Financial, Inc.’s primary reliance, as a holding company, on dividends or distributions from its subsidiaries to meet debt payment obligations and continue share repurchases, and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends or distributions; and (20) risks due to the lack of legal separation between our Financial Services Businesses and our Closed Block Business.
Prudential Financial, Inc. does not intend, and is under no obligation, to update any particular forward-looking statement included in this presentation. _______________________________________________________________________________
Prudential Financial, Inc. of the United States is not affiliated with Prudential PLC which is headquartered in the United Kingdom.

Investor Day 12.04.07
Non–GAAP Measure
Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses. Adjusted operating income excludes "Realized investment gains
(losses), net," as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax profile. Realized investment gains (losses) representing profit or loss of certain of our businesses which primarily originate investments for sale or syndication to unrelated investors, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Realized investment gains and losses from products that are free standing derivatives or contain embedded derivatives, and from associated derivative portfolios that are part of an economic hedging program related to the risk of those products, are included in adjusted operating income. Adjusted operating income also excludes investment gains and losses on trading account assets supporting insurance liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values will ultimately accrue to contractholders. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of these transactions. In addition, adjusted operating income excludes the results of divested businesses, which are not relevant to our ongoing operations. Discontinued operations, which is presented as a separate component of net income under GAAP, is also excluded from adjusted operating income.
We believe that the presentation of adjusted operating income as we measure it for management purposes enhances understanding of the results of operations of the
Financial Services Businesses by highlighting the results from ongoing operations and the underlying profitability of our businesses. However, adjusted operating income is not a substitute for income determined in accordance with GAAP, and the excluded items are important to an understanding of our overall results of operations. The schedules on the following three pages provide a reconciliation of adjusted operating income for the Financial Services Businesses to income from continuing operations in accordance with GAAP.
Return on equity (“ROE”) based on adjusted operating income is determined by dividing adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments for all periods and accumulated other comprehensive income related to pension and postretirement benefits for periods including and after 2004. An alternative measure to ROE based on adjusted operating income is return on average equity based on income from continuing operations. Return on average equity based on income from continuing operations represents income from continuing operations after-tax as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity based on income from continuing operations is 16.82% and 14.04% for the nine months ended September 30, 2007 and 2006, respectively, and 14.67%, 15.48%, 9.23%, 5.38% and 3.79% for the years ended December 31, 2006, 2005, 2004, 2003 and 2002, respectively.
Our expectations of Common Stock earnings per share and return on equity are based on after-tax adjusted operating income. Because we do not predict future realized investment gains / losses or recorded changes in asset and liability values that will ultimately accrue to contractholders, we cannot provide a measure of our Common Stock earnings per share or return on equity expectations based on income from continuing operations of the Financial Services Businesses, which is the GAAP measure most comparable to adjusted operating income.
For additional information about adjusted operating income and the comparable GAAP measure please refer to our Annual Report on Form 10-K for the year ended
December 31, 2006, our Quarterly Report on Form 10-Q for the quarter ended September 30, 2007 and our Current Report on Form 8-K dated October 4, 2007 on the
Investor Relations Web site at www.investor.prudential.com. Additional historical information relating to the Company’s financial performance, including its third quarter 2007
Quarterly Financial Supplement, is also located on the Investor Relations website.
The information referred to above and on the prior page, as well as the risks of our businesses described in our Annual Report on Form 10-K for the year ended December
31, 2006, and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, should be considered by readers when reviewing forward-looking statements contained in this presentation.

Investor Day 12.04.07
Reconciliation between adjusted operating income
and the comparable GAAP measure
Reconciliation between adjusted operating income
and the comparable GAAP measure
Prudential Financial, Inc.
(in millions, except per share data) 2002 2003 2004 2005 2006
Financial Services Businesses:
Pre-tax adjusted operating income by division:
Insurance Division 545 $       788 $       991 $       1,227 $    1,359 $
Investment Division 238 287 351 707 1,129
International Insurance and Investments Division 757 803 994 1,416 1,566
Corporate and other operations 133 75 161 188 47
Total pre-tax adjusted operating income 1,673 1,953 2,497 3,538 4,101
Income taxes, applicable to adjusted operating income 559 638 673 1,115 1,174
Financial Services Businesses after-tax adjusted operating income 1,114 1,315 1,824 2,423 2,927
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments (856) (204) 4 561 90
Investment gains (losses) on trading account assets supporting insurance liabilities, net - - (55) (33) 35
Change in experience-rated contractholder liabilities due to asset value changes - - 1 (44) 11
Sales practices remedies and costs (20) - - - -
Divested businesses (10) (171) (24) (16) 76
Equity in earnings of operating joint ventures (7) (71) (72) (214) (322)
Total reconciling items, before income taxes (893) (446) (146) 254 (110)
Income taxes, not applicable to adjusted operating income (497) (148) (75) (473) (48)
Total reconciling items, after income taxes (396) (298) (71) 727 (62)
Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures, extraordinary gain on acquisition and cumulative effect of accounting change 718 1,017 1,753 3,150 2,865
Equity in earnings of operating joint ventures, net of taxes 5 45 55 142 208
Income from continuing operations (after-tax) of Financial Services Businesses before extraordinary gain on acquisition and cumulative effect of accounting change 723 1,062 1,808 3,292 3,073
Income (loss) from discontinued operations, net of taxes (44) (37) (76) (73) 71
Extraordinary gain on acquisition, net of taxes - - 21 - -
Cumulative effect of accounting change, net of taxes - - (79) - -
Net income of Financial Services Businesses
679 $       1,025 $    1,674 $    3,219 $    3,144 $
Earnings per share of Common Stock (diluted):
Financial Services Businesses after-tax adjusted operating income 2.00 $      2.51 $      3.59 $      4.81 $      6.06 $
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments (1.48) (0.37) 0.01 1.08 0.18
Investment gains (losses) on trading account assets supporting insurance liabilities, net - - (0.10) (0.06) 0.07
Change in experience-rated contractholder liabilities due to asset value changes - - - (0.08) 0.02
Sales practices remedies and costs (0.03) - - - -
Divested businesses (0.02) (0.31) (0.05) (0.03) 0.15
Equity in earnings of operating joint ventures (0.01) (0.13) (0.13) (0.42) (0.64)
Total reconciling items, before income taxes
(1.54) (0.81) (0.27) 0.49 (0.22)
Income taxes, not applicable to adjusted operating income
(0.86) (0.26) (0.14) (0.91) (0.10)
Total reconciling items, after income taxes
(0.68) (0.55) (0.13) 1.40 (0.12)
Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures, extraordinary gain on acquisition and cumulative effect of accounting change 1.32 1.96 3.46 6.21 5.94
Equity in earnings of operating joint ventures, net of taxes 0.01 0.09 0.10 0.27 0.42
Income from continuing operations (after-tax) of Financial Services Businesses before extraordinary gain on acquisition and cumulative effect of accounting change
1.33 2.05 3.56 6.48 6.36
Income (loss) from discontinued operations, net of taxes (0.08) (0.07) (0.14) (0.14) 0.14
Extraordinary gain on acquisition, net of taxes - - 0.04 - -
Cumulative effect of accounting change, net of taxes - - (0.15) - -
Net income of Financial Services Businesses 1.25 $      1.98 $      3.31 $      6.34 $      6.50 $
Weighted average number of outstanding Common shares (diluted basis) 578.0 548.4 531.2 520.9 494.0
Reconciliation to Consolidated Net Income of Prudential Financial, Inc:
Net income of Financial Services Businesses (above) 679 $       1,025 $    1,674 $    3,219 $    3,144 $
Net income (loss) of Closed Block Business (485) 239 582 321 284
Consolidated net income
194 $       1,264 $    2,256 $    3,540 $    3,428 $
Direct equity adjustments for earnings per share calculations 43 $         60 $         84 $         82 $         68 $
Year ended December 31,

Investor Day 12.04.07
Reconciliation between adjusted operating income
and the comparable GAAP measure (continued)
Reconciliation between adjusted operating income
and the comparable GAAP measure (continued)
Prudential Financial, Inc.
(in millions, except per share data)
Sept 30, 2006 Sept 30, 2007
Financial Services Businesses:
Pre-tax adjusted operating income by division:
Insurance Division 1,010 $         1,255 $
Investment Division 768 1,086
International Insurance and Investments Division 1,168 1,410
Corporate and other operations 60 (4)
Total pre-tax adjusted operating income 3,006 3,747
Income taxes, applicable to adjusted operating income 861 1,104
Financial Services Businesses after-tax adjusted operating income
2,145 2,643
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments (40) 63
Investment gains (losses) on trading account assets supporting insurance liabilities, net (8) 10
Change in experience-rated contractholder liabilities due to asset value changes 28 4
Sales practices remedies and costs - -
Divested businesses 58 29
Equity in earnings of operating joint ventures (223) (323)
Total reconciling items, before income taxes
(185) (217)
Income taxes, not applicable to adjusted operating income
(91) (90)
Total reconciling items, after income taxes
(94) (127)
Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures, extraordinary gain on acquisition and cumulative effect of accounting change 2,051 2,516
Equity in earnings of operating joint ventures, net of taxes 146 200
Income from continuing operations (after-tax) of Financial Services Businesses before extraordinary gain on acquisition and cumulative effect of accounting change 2,197 2,716
Income (loss) from discontinued operations, net of taxes 54 4
Extraordinary gain on acquisition, net of taxes - -
Cumulative effect of accounting change, net of taxes - -
Net income of Financial Services Businesses 2,251 $         2,720 $
Earnings per share of Common Stock (diluted):
Financial Services Businesses after-tax adjusted operating income 4.41 $           5.69 $
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments (0.08) 0.13
Investment gains (losses) on trading account assets supporting insurance liabilities, net (0.02) 0.02
Change in experience-rated contractholder liabilities due to asset value changes 0.06 0.01
Sales practices remedies and costs - -
Divested businesses 0.12 0.06
Equity in earnings of operating joint ventures (0.45) (0.68)
Total reconciling items, before income taxes (0.37) (0.46)
Income taxes, not applicable to adjusted operating income
(0.18) (0.19)
Total reconciling items, after income taxes
(0.19) (0.27)
Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures, extraordinary gain on acquisition and cumulative effect of accounting change
4.22 5.42
Equity in earnings of operating joint ventures, net of taxes 0.29 0.43
Income from continuing operations (after-tax) of Financial Services Businesses before extraordinary gain on acquisition and cumulative effect of accounting change 4.51 5.85
Income (loss) from discontinued operations, net of taxes 0.11 0.01
Extraordinary gain on acquisition, net of taxes - -
Cumulative effect of accounting change, net of taxes - -
Net income of Financial Services Businesses 4.62 $           5.86 $
Weighted average number of outstanding Common shares (diluted basis) 497.8 471.6
Reconciliation to Consolidated Net Income of Prudential Financial, Inc:
Net income of Financial Services Businesses (above) 2,251 $         2,720 $
Net income (loss) of Closed Block Business 140 113
Consolidated net income 2,391 $         2,833 $
Direct equity adjustments for earnings per share calculations 51 $              42 $
Nine months ended

Investor Day 12.04.07
Prudential Financial, Inc.
COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES
(in millions) 2002 2003 2004 2005 2006 Sept 30, 2006 Sept 30, 2007
Revenues (1):
  Premiums 7,195 $     7,848 $     8,736 $     10,128 $   10,287 $   7,694 $           8,077 $
  Policy charges and fee income 1,815        1,978        2,385        2,529        2,649        1,912              2,294
  Net investment income 5,017        4,913        5,771        6,861        7,657        5,647              6,240
  Asset management fees, commissions and other income 3,618        2,971        2,783        3,358        3,969        2,831              3,406
     Total revenues 17,645      17,710      19,675      22,876      24,562      18,084            20,017
Benefits and Expenses (1):
  Insurance and annuity benefits 7,662        8,158        8,897        9,990        10,423      7,818              8,104
  Interest credited to policyholders' account balances 1,730        1,718        2,220        2,516        2,790        2,045              2,286
  Interest expense 195           200           334           615           949           694                  831
  Deferral of acquisition costs (1,064)       (1,270)       (1,528)       (1,801)       (2,037)       (1,492)             (1,649)
  Amortization of acquisition costs 739           533           766           910           670           431                  643
  General and administrative expenses 6,710        6,418        6,489        7,108        7,666        5,582              6,055
    Total benefits and expenses 15,972      15,757      17,178      19,338      20,461      15,078            16,270
Adjusted operating income before income taxes 1,673        1,953        2,497        3,538        4,101        3,006              3,747
Reconciling items:
    Realized investment gains (losses), net, and related adjustments (862)          (161)          62             669           73             (70)                   80
    Related charges 6               (43)            (58)            (108)          17             30                    (17)
    Total realized investment gains (losses), net, and related charges and adjustments (856)          (204)          4               561           90             (40)                   63
   Investment gains (losses) on trading account assets supporting insurance liabilities, net -            -            (55)            (33)            35             (8)                     10
   Change in experience-rated contractholder liabilities due to asset value changes -            -            1               (44)            11             28                    4
   Sales practices remedies and costs (20)            -            -            -            -            -                   -
   Divested businesses (10)            (171)          (24)            (16)            76             58                    29
   Equity in earnings of operating joint ventures (7)              (71)            (72)            (214)          (322)          (223)                (323)
      Total reconciling items, before income taxes (893)          (446)          (146)          254           (110)          (185)                (217)
Income from continuing operations before income taxes, equity in earnings of operating
   joint ventures, extraordinary gain on acquisition and cumulative effect of accounting change 780           1,507        2,351        3,792        3,991        2,821              3,530
Income tax expense 62             490           598           642           1,126        770                  1,014
Income from continuing operations before equity in earnings of operating joint ventures,
  extraordinary gain on acquisition and cumulative effect of accounting change 718 $        1,017 $     1,753 $     3,150 $     2,865 $     2,051 $           2,516 $
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures.  Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, benefits and expenses of divested businesses, and sales practices remedies and costs.
Year ended December 31, Nine months ended
Reconciliation between adjusted operating income
and the comparable GAAP measure (continued)
Reconciliation between adjusted operating income
and the comparable GAAP measure (continued)

Investor Day 12.04.07
FSB Full Year 2008
Earnings Guidance
2007 Guidance
(1)
$7.45 - $7.60
Non-Recurring/
Unsustainable
2007 Items
Baseline
Earnings Level
$7.15 - $7.30
Capital
management:
share repurchases,
increased leverage
1) Based on after-tax adjusted operating income for the Financial Services Businesses
Growth/
Expense
Management
2008 Guidance
(1)
Baseline Baseline
Earnings Earnings
Growth Growth
Non-Recurring
2008 Items
Wachovia Securities
one-time costs
$8.00 - $8.20
$8.20 - $8.40

8 Prudential Financial, Inc. Prudential Financial, Inc. Art Ryan CEO and Chairman Art Ryan CEO and Chairman

Investor Day 12.04.07
25
17
21
16
9
11
11
11
27
29
16
19
43
18
27
Equity Capital Migration      Businesses with
Favorable Growth and Return Prospects
1) Attributed equity of FSB; excluding accumulated other comprehensive income related to unrealized gains and losses on investments for all years and accumulated other comprehensive income related to pension and postretirement benefits for September 30, 2007 and December 31, 2004
2) Includes divested businesses
$18.4 Billion
(1)
12/31/04 9/30/07
12/31/02
$19.7 Billion
(1)
$22.2 Billion
(1)
International
Division
Retirement &
Annuities
Domestic
Investment
Businesses
Domestic
Insurance
Corporate &
Other (2)

Investor Day 12.04.07
2008 and Beyond …
•
Two substantial growth opportunities:
– International businesses
– Domestic retirement and savings businesses
•
Evolving multi-channel distribution strategy
•
Manage margins and returns
•
Substantial operating cash flows enable share
repurchases, growing cash dividends
•
Opportunistic acquisitions

Investor Day 12.04.07
2008 – 2010 Objectives: Continued ROE Growth;
Drive to “Optimal Capital Structure”
83%
83%
17%
17%
$25.7 billion
73%
73%
27%
27%
$32 billion
8.2% 7.8%
Weighted Average
Cost of Capital
14.3%
16% - 18%
2006 TARGET 2008 - 2010
Debt  Equity                   Debt and Hybrid Securities

Investor Day 12.04.07
2008 – 2010 Financial Objectives
•
ROE expansion to 16% – 18% range
(1)
•
Solid double digit average annual growth in EPS
(1)
•
Reasonably consistent operating results
•
Stock buybacks of $3.5 billion a year through 2010
under base case
•
“AA” capital management
1) Based on after-tax adjusted operating income of the FSB. ROE targets based on attributed equity excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension and postretirement benefits.